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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)          March 12, 1998
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                                  ADAPTEC, INC.
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               (Exact name of registrant as specified in charter)


         DELAWARE                     0-15071                 94-2748530
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(State or other jurisdiction        (Commission             (IRS Employer
     of incorporation)              File Number)          Identification No.)



               691 S. MILPITAS DRIVE, MILPITAS, CALIFORNIA 95035
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              (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code         (408) 945-8600
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                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)


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ITEM 5.           OTHER EVENTS

         On March 12, 1998, Registrant merged (the "Merger") with and into Adaptec, Inc., a California corporation ("Adaptec California"), with Registrant being the surviving corporation for the purpose of effecting a change of domicile from California to Delaware. Pursuant to Regulation 12g-3(a) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Common Stock of Registrant and the associated Preferred Share Purchase Rights issued in the Merger are deemed to be registered pursuant to Section 12(g) of the Exchange Act. In addition, Registrant has assumed all registration statements and reports filed by Adaptec California under the either the Exchange Act or the Securities Act of 1933, as amended.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 26, 1998             ADAPTEC, INC.


                                 _____________________________________
                                 Paul G. Hansen,
                                 Vice President, Finance and Chief Financial
                                 Officer


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